UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                 AMENDMENT NO. 1


                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 31, 2000


                             SUNDERLAND CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        00-24803                                           52-210214
(Commission File Number)                       (IRS Employer Identification No.)

                 2901 El Camino Avenue, Las Vegas, Nevada 89102
          (Address of Principal Executive Offices, Including Zip Code)

                                 (702) 227-0965
               Registrant's Telephone Number, Including Area Code



The undersigned hereby amends its Form 8-K dated April 14, 2000 by including the items, financial statements and exhibits as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit Number      Description
--------------      -----------
     F-1            L.L. Bradford & Company audited financial statements as of and for the year ended December 31, 1999

                       Financial Statements and Report of
                    Independent Certified Public Accountants
                             L.L. BRADFORD & COMPANY
                                December 31, 1999

                             L.L. Bradford & Company

                          INDEX TO FINANCIAL STATEMENTS


                                                                          Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS........................ F-2

BALANCE SHEET AT DECEMBER 31, 1999........................................ F-3

STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1999................ F-4

STATEMENT OF STOCKHOLDERS' EQUITY FOR THE YEAR ENDED DECEMBER 31, 1999.... F-5

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 1999.............. F-6

NOTES TO FINANCIAL STATEMENTS............................................. F-7

               Report of Independent Certified Public Accountants


Stockholders
L.L. Bradford & Company
Las Vegas, Nevada


We have audited the accompanying balance sheet of L.L. Bradford & Company as of December 31, 1999, and the related statements of earnings, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of L.L. Bradford & Company as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/S/ GRANT THORNTON LLP


Reno, Nevada
May 18, 2000

                             L.L. Bradford & Company

                                  BALANCE SHEET

                                December 31, 1999

                                     ASSETS

CURRENT ASSETS
      Cash                                                              $ 16,409
      Accounts receivable, net                                           248,200
      Other assets                                                         6,233
                                                                        --------
              Total current assets                                       270,842

PROPERTY AND EQUIPMENT, net                                               72,983

OTHER ASSETS                                                               8,241
                                                                        --------

              Total assets                                              $352,066
                                                                        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Current portion of equipment line of credit                       $  1,994
      Current portion of obligations under capital leases                  5,640
      Accounts payable and accrued expenses                               25,278
      Due to related party                                                25,000
                                                                        --------
              Total current liabilities                                   57,912
                                                                        --------

LONG-TERM LIABILITIES
      Obligations under capital leases, less current portion              18,487
      Equipment line of credit, less current portion                       3,570
                                                                        --------
                                                                          22,057
                                                                        --------

              Total liabilities                                           79,969
                                                                        --------

COMMITMENTS AND CONTINGENCIES                                               --

STOCKHOLDERS' EQUITY
      Common stock, no par or stated value; 2,500
        shares authorized, 2,000 issued  and outstanding                    --
      Additional paid-in capital                                          10,000
      Retained earnings                                                  262,097
                                                                        --------
              Total stockholders' equity                                 272,097
                                                                        --------

              Total liabilities and stockholders' equity                $352,066
                                                                        ========


The accompanying notes are an intregral part of this statement.

                            L. L. Bradford & Company

                              STATEMENT OF EARNINGS

                          Year ended December 31, 1999


Revenues
      Accounting and audit fees                                       $  936,441
      Tax advisory and preparation fees                                  327,654
      Management advisory and consulting fees                            199,790
      Other income                                                        39,506
                                                                      ----------

              Total revenues                                           1,503,391
                                                                      ----------

Expenses
      General and administrative                                       1,076,347
      Depreciation                                                        44,664
      Interest                                                             5,783
                                                                      ----------

              Total expenses                                           1,126,794
                                                                      ----------

              NET EARNINGS                                            $  376,597
                                                                      ==========


The accompanying notes are an intregral part of this statement.

                             L.L. Bradford & Company

                        STATEMENT OF STOCKHOLDERS' EQUITY

                          Year ended December 31, 1999


                                                    Common Stock                     Additional
                                      ---------------------------------------         Paid-in             Retained
                                       Shares         Amount         Capital          Earnings             Total
                                      ---------       ------        ---------         --------            -------
Balance at January 1, 1999                2,000          $--        $  10,000         $ 236,135          $ 246,135

Distributions to stockholders                --           --               --          (350,635)          (350,635)

Net earnings                                 --           --               --           376,597            376,597
                                      ---------       ------        ---------         ---------          ---------

Balance at December 31, 1999              2,000          $--        $  10,000         $ 262,097          $ 272,097
                                      =========       ======        =========         =========          =========


The accompanying ntoes are an intregral part of this statement.

                             L.L. Bradford & Company

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1999


Cash flow from operating activities:
      Net earnings                                                    $ 376,597
                                                                      ---------
      Adjustments  to reconcile  net earnings to net cash
          provided by operating activities:
           Depreciation                                                  44,664
           Loss on disposal of asset                                        466
      Changes in operating assets and liabilities:
           Accounts receivable                                          (30,148)
           Other assets                                                  (7,908)
           Accounts payable and accrued expenses                         (4,299)
                                                                      ---------
                    Total adjustments                                     2,775
                                                                      ---------

                    Net cash provided by operating activities           379,372
                                                                      ---------

Cash flows from investing activities:
      Purchase of property and equipment                                (32,734)
                                                                      ---------
                    Net cash used in investing activities               (32,734)
                                                                      ---------

Cash flows from financing activities:
      Capital lease principal payments                                   (4,742)
      Equipment line of credit principal payments                        (1,412)
      Proceeds from related party advances                               25,000
      Distributions to stockholders                                    (350,635)
                                                                      ---------
                    Net cash used in financing activities              (331,789)
                                                                      ---------

                    NET INCREASE IN CASH                                 14,849

Cash at beginning of year                                                 1,560
                                                                      ---------

Cash at end of year                                                   $  16,409
                                                                      =========

Supplemental disclosures of cash flow information:
      Cash paid for interest during the year                          $   5,783
                                                                      =========

Noncash investing activities:
      Purchase of property and equipment on equipment
       line of credit                                                 $   6,976
                                                                      =========
      Purchase of property and equipment on capital lease             $   9,435
                                                                      =========


The accompanying ntoes are an intregral part of this statement.

                             L.L. Bradford & Company

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     1. Organization

     L.L. Bradford & Company (the "Company"), was incorporated in the State of Nevada in April 1995. The Company operates as a certified public accounting and consulting practice in the State of Nevada offering services in the area of attestation, tax planning and preparation, general accounting services, business valuation, mergers and acquisition, management advisory, financial consulting, initial public and private offering consulting, and internet start-up consulting.

     2. Concentrations

     The Company's operations are primarily derived from Southern Nevada. Consequently, the Company's results of operations and financial condition are affected by general trends in the Southern Nevada economy

     For the twelve months ended December 31, 1999, the Company had two major customers which contributed 12.3% and 8.8% of total revenues, respectively (see note H).

     3. Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     4. Revenue Recognition

     The Company recognizes revenue when such services are rendered.

     5. Property and Equipment

     Property and equipment are stated at cost. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets of 5 and 7 years. The cost of repairs and maintenance is charged to expense as incurred.

     6. Advertising Costs

     Advertising costs are expensed as incurred. Advertising costs were $26,836 for the year ended December 31, 1999.

                             L.L. Bradford & Company

                                December 31, 1999


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                - Continued

     7. Income Taxes

     The Company has elected to be taxed as a S-Corporation under sections of the Internal Revenue Code of 1986, as amended, which provide for shareholders to separately account for items of income, deductions, losses and credits. Accordingly, no provisions for federal income taxes are included in the accompanying financial statements for the year ended December 31, 1999.

     8. Impairment of Long-Lived Assets to be Disposed

     The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.


NOTE B - ACCOUNTS RECEIVABLE

     The following is a summary of accounts receivable at December 31, 1999:

        Trade receivables                                 $ 365,620
        Allowance for doubtful accounts                    (117,420)
                                                          ---------

                                                          $ 248,200
                                                          =========

                             L.L. Bradford & Company

                                December 31, 1999


NOTE C - PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 1999 consists of:

          Computers                                          $ 43,922
          Furniture and fixtures                               12,411
          Machinery and equipment                               4,569
          Tenant improvements                                   2,936
          Computers and equipment held
           under capital leases                                26,446
                                                             --------
                                                               90,284
          Less:  Accumulated depreciation                     (17,301)
                                                             --------

          Total property and equipment                       $ 72,983
                                                             ========


NOTE D - EQUIPMENT LINE OF CREDIT

     The Company maintains a $50,000 equipment line of credit with Wells Fargo Bank. Principal and interest is payable on each advance over a payment schedule of not less than 36 months or more than 96 months, as agreed by the Company and the Bank. At the time of each advance, the Company can elect a fixed or a variable interest rate. The fixed interest rate is 2.875% above the treasury rate in effect as of the close of the business on the Thursday of the week preceding disbursement of the advance, rounded to the nearest 0.05%. The variable interest rate is at 0.5% above the prime rate. The outstanding balance as of December 31, 1999 was $5,564 and is at the fixed interest rate (10.65% at December 31, 1999). The line of credit is secured by the Company's equipment purchased or acquired in whole or in part with the advance.

     The following are the maturities under the equipment line of credit as of December 31, 1999:

                    2000              $1,994
                    2001               2,464
                    2002               1,106
                                      ------

                                      $5,564
                                      ======

                             L.L. Bradford & Company

                                December 31, 1999


NOTE E - CAPITAL LEASES

     The Company is the lessee of computers and equipment under capital leases expiring through 2004. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of capital leases is included in depreciation expense for 1999. Accumulated depreciation on capital leases was $6,596 at December 31, 1999.

     Minimum future lease payments under capital leases as of December 31, 1999 for each of the next five years and in the aggregate are:

        Year ending December 31,
                 2000                                   $  8,458
                 2001                                      8,458
                 2002                                      8,458
                 2003                                      4,629
                 2004                                        423
                                                        --------
                                                          30,426
        Less amounts representing interest                (6,299)
                                                        --------
                                                          24,127
        Current portion of obligations under
         capital leases                                    5,640
                                                        --------

        Obligations under capital leases,
         less current portion                           $ 18,487
                                                        ========

      Interest rates on capital leases vary from 6.7% to 15.5%.


NOTE F - DUE TO RELATED PARTY

     As of December 31, 1999, due to related party totaling $25,000 consists of amounts advanced by the Company's stockholders bearing no interest and due on demand.


NOTE G - COMMITMENTS AND CONTINGENCIES

     The Company leases certain equipment which are classified as operating leases. The total rent expense for all operating leases for the year ended December 31, 1999, was $94,000. The Company does not maintain any operating leases with initial or remaining terms in excess of one year as of December 31, 1999.

                             L.L. Bradford & Company

                                December 31, 1999


NOTE H - RELATED PARTY TRANSACTION

     The Company received accounting and financial consulting fees of $150,000 for the year ended December 31, 1999 from Sunderland Corporation whose officer, director and stockholder is a stockholder, director and president of the Company. At December 31, 1999, $12,500 was included in accounts receivable.

     During the year ended December 31, 1999, the Company paid $25,250 in rent to a related company wholly owned by stockholders of the Company.


NOTE I - SUBSEQUENT EVENTS

     On March 31, 2000, the Company consummated a plan of merger agreement with Sunderland Corporation ("Sunderland") whereby Sunderland acquired all the outstanding capital stock of the Company, in exchange for 800,000 shares of Sunderland's common stock pursuant to a tax-free reorganization. Sunderland is a public company whereby Lance K. Bradford, the Company's president, is also the Chief Financial Officer and a stockholder of Sunderland. The acquisition of the Company has been accounted for as a pooling of interests.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Sunderland Corporation
          -----------------------------
                  (Registrant)

         /s/ Lance K. Bradford
         -----------------------------
         Lance K. Bradford,
           Chief Financial Officer

         Dated: June 13, 2000